UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

KBS STRATEGIC OPPORTUNITY REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-55424	46-2822978
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 16, 2016, KBS Strategic Opportunity REIT II, Inc., (the “Company”), through a joint venture (the “Lofts at NoHo Commons Joint Venture”) between the Company’s indirect wholly owned subsidiary and Noho Commons Pacific Investors LLC (the “JV Partner”), acquired a 292-unit apartment building in North Hollywood, California (the “Lofts at NoHo Commons”). The Company hereby amends the Form 8-K dated November 16, 2016 to provide the required financial information related to the Joint Venture’s acquisition of the Lofts at NoHo Commons.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired
Lofts at NoHo Commons

Report of Independent Auditors	F-1
Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)	Pro Forma Financial Information.
KBS Strategic Opportunity REIT II, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5
Unaudited Pro Forma Balance Sheet as of September 30, 2016	F-6
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2016	F-8
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015	F-11

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT II, INC.

Dated: January 23, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT AUDITORS
To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Lofts at NoHo Commons for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the footnotes for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of the Lofts at NoHo Commons. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Newport Beach, California
January 23, 2017

LOFTS AT NOHO COMMONS
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
	(unaudited)
Revenues:
Rental income	$4,832	$6,182
Other income	384	466
Total revenues	5,216	6,648
Expenses:
Real estate taxes and insurance	1,141	1,524
Salaries and wages	368	448
Repairs and maintenance	329	430
General and administrative	203	247
Utilities	188	246
Total expenses	2,229	2,895
Revenues over certain operating expenses	$2,987	$3,753
See accompanying notes.

Table of Contents
LOFTS AT NOHO COMMONS
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On November 16, 2016, KBS Strategic Opportunity REIT II, Inc., (KBS SOR II), through a joint venture (the “Lofts at NoHo Commons Joint Venture”) between an indirectly wholly owned subsidiary of the Company and Noho Commons Pacific Investors LLC (the “JV Partner”), acquired a 292-unit apartment building in North Hollywood, California (the “Lofts at NoHo Commons”). KBS SOR II owns a 90% equity interest in the Lofts at NoHo Commons Joint Venture. The seller is not affiliated with KBS SOR II or its external advisor, KBS Capital Advisors LLC. The purchase price of the Lofts at NoHo Commons was $102.5 million plus closing costs.
KBS SOR II is a Maryland corporation formed to invest in and manage a diverse portfolio of opportunistic real estate, real estate-related loans, real estate-related debt securities and other real estate-related investments located in the United States and Europe.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Lofts at NoHo Commons is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR II expects to incur in the future operations of the Lofts at NoHo Commons. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Lofts at NoHo Commons.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Lofts at NoHo Commons was acquired from an unaffiliated party and (ii) based on due diligence of the Lofts at NoHo Commons by KBS SOR II, management is not aware of any material factors relating to the Lofts at NoHo Commons that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The Lofts at NoHo Commons leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Other income consists of charges billed to tenants for utilities, administrative, application and other fees and are recognized when earned.
Rental income includes $0.3 million and $0.2 million for the year ended December 31, 2015 and the period ended September 30, 2016 (unaudited), respectively, of subsidies received from a governmental entity for 28 apartment units.  Under the subsidy agreement, the governmental entity is responsible for reimbursing the Lofts at NoHo Commons for up to $0.3 million annually through 2028.

Table of Contents
LOFTS AT NOHO COMMONS
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015

Use of Estimates
The preparation of the statement of revenues over certain operating expenses, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES
Legal Matters
From time to time, the Lofts at NoHo Commons may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.
Environmental
The Lofts at NoHo Commons is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Lofts at NoHo Commons’s financial condition and results of operations for the periods presented.

5.	SUBSEQUENT EVENTS
KBS SOR II evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statement of revenues over certain operating expenses was issued on January 23, 2017.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”) as of September 30, 2016 (unaudited), the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and the nine months ended September 30, 2016, and the notes thereto. The consolidated financial statements of KBS SOR II as of and for the year ended December 31, 2015 and the consolidated financial statements as of and for the nine months ended September 30, 2016 have been included in KBS SOR II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto for the three months ended March 31, 2016 and for the year ended December 31, 2015 of Lincoln Court, which were previously filed on Form 8-K/A with the SEC on July 13, 2016 and the statements of revenues over certain operating expenses and the notes thereto for the nine months ended September 30, 2016 and for the year ended December 31, 2015 of the Lofts at NoHo Commons, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2016 has been prepared to give effect to the acquisition of the Lofts at NoHo Commons as if the acquisition occurred on September 30, 2016. The acquisition of Lincoln Court is included in KBS SOR II’s prior historical balance sheet as of September 30, 2016.
The unaudited pro forma statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisitions of (i) Lincoln Court, acquired on May 20, 2016 and (ii) Lofts at NoHo Commons, acquired on November 16, 2016, as if the acquisitions occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of Lincoln Court and the Lofts at NoHo Commons been consummated as of January 1, 2015. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustment
	KBS Strategic Opportunity REIT II Historical (a)	Lofts at NoHo Commons (b)		Pro Forma Total

Assets
Real estate, net	$171,299	$99,972	(c)	$271,271
Real estate loan receivable, net	3,424	—		3,424
Total real estate and real estate-related investments, net	174,723	99,972		274,695
Cash and cash equivalents	66,502	(31,369)		35,133
Restricted cash	2,432	—		2,432
Investment in unconsolidated entity	2,587	—		2,587
Rents and other receivables	2,220	—		2,220
Above-market leases, net	22	—		22
Prepaid expenses and other assets	4,477	2,528	(c)	7,005
Total assets	$252,963	$71,131		$324,094
Liabilities and equity
Notes payable, net	$106,238	$71,327	(d)	$177,565
Accounts payable and accrued liabilities	4,852	—		4,852
Due to affiliates	1,921	—		1,921
Below-market leases, net	1,145	—		1,145
Distributions payable	1,078	—		1,078
Other liabilities	3,031	—		3,031
Total liabilities	118,265	71,327		189,592
Commitments and contingencies
Redeemable common stock	1,716	—		1,716
Equity
KBS Strategic Opportunity REIT II, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 13,102,528 shares issued and outstanding, 13,102,528 pro forma shares	131	—		131
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 3,941,104 issued and outstanding, 3,941,104 pro forma shares	39	—		39
Additional paid-in capital	147,236	—		147,236
Cumulative distributions and net losses	(19,429)	(3,232)	(e)	(22,661)
Accumulated other comprehensive income	40	—		40
Total KBS Strategic Opportunity REIT II, Inc. stockholders’ equity	128,017	(3,232)		124,785
Noncontrolling interests	4,965	3,036	(f)	8,001
Total equity	132,982	(196)		132,786
Total liabilities and equity	$252,963	$71,131		$324,094

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q as of September 30, 2016.

(b)
Represents the acquisition of the Lofts at NoHo Commons. The contractual purchase price of the Lofts at Noho Commons was $102.5 million plus closing costs. This purchase was funded with proceeds from a mortgage loan (described below) and capital contributions from members of the Lofts at NoHo Commons Joint Venture. The Company funded its contribution to the Lofts at NoHo Commons Joint Venture with net proceeds received from KBS SOR II’s initial public offering through the acquisition date.

(c)
KBS SOR II’s determined the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and a subsidy in connection with providing 28 affordable housing units acquired in the business combination) based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR II allocated the purchase price and adjustments as follows (in thousands):

Assets:
Land	$26,222
Building improvements	72,651
Tenant origination and absorption costs	1,099
Real estate, cost	99,972
Prepaid expenses and other assets	2,528
Total purchase price, net	$102,500

(d)
On November 16, 2016, in connection with the acquisition of the Lofts at NoHo Commons, the Lofts at NoHo Commons Joint Venture entered into a multifamily loan and security agreement with Wells Fargo Bank, National Association, an unaffiliated lender, for borrowings of $72.1 million, secured by the Lofts at NoHo Commons (the “Lofts at NoHo Commons Mortgage Loan”). The Lofts at NoHo Commons Mortgage Loan matures on December 1, 2019, with two one-year extension options, subject to certain terms and conditions contained in the loan documents. The Lofts at NoHo Commons Mortgage Loan bears interest at a floating rate of 266 basis points over one-month LIBOR. Carrying amount is net of $0.8 million of deferred financing costs incurred in connection with the origination of the Lofts at NoHo Commons Mortgage Loan.

(e)	Represents direct and incremental acquisition costs related to the acquisition which are not reflected in KBS SOR II’s historical balance sheet.

(f)	Represents the initial contribution to the Lofts at NoHo Commons from the JV Partner, net of their proportionate share of acquisition fees and expenses.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT II Historical (a)	Lincoln Court		Lofts at NoHo Commons		Pro Forma Total
Revenues:
Hotel revenues	$20,563	$—		$—		$20,563
Office revenues	3,289	2,134	(b)	—		5,423
Apartment revenues	—	—		5,061	(h)	5,061
Interest income from real estate loan receivable	298	—		—		298
Total revenues	24,150	2,134		5,061		31,345
Expenses:
Hotel expenses	13,466	—		—		13,466
Office expenses	860	593	(c)	—		1,453
Apartment expenses	—	—		2,229	(i)	2,229
Asset management fees to affiliate	908	138	(d)	421	(d)	1,467
Real estate acquisition fees to affiliate	1,341	(1,341)	(e)	—		—
Real estate acquisition fees and expenses	123	(123)	(e)	—		—
General and administrative expenses	2,106	—		—		2,106
Depreciation and amortization	5,299	821	(f)	1,471	(j)	7,591
Interest expense	2,379	320	(g)	1,881	(k)	4,580
Total expenses	26,482	408		6,002		32,892
Other income:
Other interest income	132	—		—		132
Equity in income of unconsolidated entity	58	—		—		58
Total other income	190	—		—		190
Net (loss) income	(2,142)	1,726		(941)		(1,357)
Net (income) loss attributable to noncontrolling interest	(160)	—		52	(l)	(108)
Net (loss) income attributable to common stockholders	$(2,302)	$1,726		$(889)		$(1,465)

Class A Common Stock:
Net loss attributable to common stockholders	$(2,230)					$(1,473)
Net loss per common share, basic and diluted	$(0.18)					$(0.11)
Weighted-average number of common shares outstanding, basic and diluted	12,100,354					13,102,528	(m)

Class T Common Stock:
Net (loss) income attributable to common stockholders	$(72)					$8
Net (loss) income per common share, basic and diluted	$(0.08)					$0.01
Weighted-average number of common shares outstanding, basic and diluted	953,498					953,498

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

(a)
Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016. For the purpose of determining the weighted average number of shares outstanding, stock dividends issued through our filing date are adjusted retroactively and treated as if they were issued and outstanding for all periods presented.

(b)
Represents office revenues (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2016. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods. Tenant reimbursements for the nine months ended September 30, 2016 are based on historical operations of the previous owners. The following is a summary of pro forma office revenues for the nine months ended September 30, 2016 (in thousands):

Rental income	$2,019
Tenant reimbursements	115
Total office revenues	$2,134

(c)
Represents office expenses (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2016. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma office expenses for the nine months ended September 30, 2016 (in thousands):

Operating, maintenance, and management	$367
Real estate taxes and insurance	226
Total office expenses	$593

(d)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2016 that would be due to an affiliate of KBS SOR II had the properties been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(e)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS SOR II’s historical statement of operations.

(f)
Represents adjustments to depreciation and amortization expense for the nine months ended September 30, 2016 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant origination and absorption cost is recognized using the straight-line method over the life of the related lease.

(g)
Represents interest expense and loan fee amortization expense incurred on a $33.5 million mortgage loan secured by Lincoln Court, which bears interest at a floating rate of 175 basis points over one-month LIBOR, maturing June 1, 2020.

(h)
Represents apartment revenues (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2016, based on historical operations of the previous owner. Subsidy income received in rental income, is amortized, on a straight line basis over the subsidy period. The following is a summary of pro forma apartment revenues for the nine months ended September 30, 2016 (in thousands):

Rental income	$4,677
Other income	384
Total apartment revenues	$5,061

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)
For the Nine Months Ended September 30, 2016

(i)
Represents apartment expenses (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2016. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma apartment expenses for the nine months ended September 30, 2016 (in thousands):

Operating, maintenance, and management	$1,088
Real estate taxes and insurance	1,141
Total office expenses	$2,229

(j)
Represents adjustments to depreciation and amortization expense for the nine months ended September 30, 2016 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 40-year life, 20 years for site improvements and two to five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. Amortization expense on the subsidy asset is recognized using the straight-line method over the subsidy period.

(k)
Represents interest expense and loan fee amortization expense incurred on a $72.1 million mortgage loan secured by the Lofts at NoHo Commons, which bears interest at a floating rate of 266 basis points over one-month LIBOR, maturing December 1, 2019.

(l)	Represents the portion of loss allocated to the JV Partner.

(m)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s initial public offering used to complete the acquisitions were raised as of January 1, 2015 and KBS SOR II received a gross offering price of $10.00 per Class A share.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT II Historical (a)	Lincoln Court		Lofts at NoHo Commons		Pro Forma Total
Revenues:
Hotel revenues	$16,602	$—		$—		$16,602
Office revenues	33	4,981	(b)	—		5,014
Apartment revenues	—	—		6,441	(g)	6,441
Interest income from real estate loan receivable	390	—		—		390
Total revenues	17,025	4,981		6,441		28,447
Expenses:
Hotel expenses	11,594	—		—		11,594
Office expenses	7	1,832	(c)	—		1,839
Apartment expenses	—	—		2,895	(h)	2,895
Asset management fees to affiliate	380	357	(d)	562	(d)	1,299
Real estate acquisition fees to affiliate	995	—		—		995
Real estate acquisition fees and expenses	1,253	—		—		1,253
General and administrative expenses	2,427	—		—		2,427
Depreciation and amortization	1,171	1,948	(e)	3,060	(i)	6,179
Interest expense	1,199	759	(f)	2,321	(j)	4,279
Total expenses	19,026	4,896		8,838		32,760
Other income:
Other interest income	52	—		—		52
Total other income	52	—		—		52
Net (loss) income	(1,949)	85		(2,397)		(4,261)
Net (income) loss attributable to noncontrolling interest	(107)	—		183	(k)	76
Net (loss) income attributable to common stockholders	$(2,056)	$85		$(2,214)		$(4,185)

Class A Common Stock:
Net loss attributable to common stockholders	$(2,012)					$(4,124)
Net loss per common share, basic and diluted	$(0.29)					$(0.49)
Weighted-average number of common shares outstanding, basic and diluted	6,917,994					8,461,962	(l)

Class T Common Stock:
Net loss attributable to common stockholders	$(44)					$(61)
Net loss per common share, basic and diluted	$(0.44)					$(0.61)
Weighted-average number of common shares outstanding, basic and diluted	100,974					100,974

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)
Historical financial information derived from KBS SOR II’s Annual Report on Form 10-K for the year ended December 31, 2015. For the purpose of determining the weighted average number of shares outstanding, stock dividends issued through our filing date are adjusted retroactively and treated as if they were issued and outstanding for all periods presented.

(b)
Represents office revenues (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015. Base rent is recognized on a straight‑line basis beginning on the pro forma acquisition date of January 1, 2015. Below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods. Tenant reimbursements for the year ended December 31, 2015 are based on historical operations of the previous owners. The following is a summary of pro forma office revenues for the year ended December 31, 2015 (in thousands):

Rental income	$4,857
Tenant reimbursements	124
Total office revenues	$4,981

(c)
Represents office expenses (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma office expenses for the year ended December 31, 2015 (in thousands):

Operating, maintenance, and management	$1,112
Real estate taxes and insurance	720
Total office expenses	$1,832

(d)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(e)
Represents adjustments to depreciation and amortization expense for the year ended December 31, 2015 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant origination and absorption cost is recognized using the straight-line method over the life of the related lease.

(f)
Represents interest expense and loan fee amortization expense incurred on a $33.5 million mortgage loan secured by Lincoln Court, which bears interest at a floating rate of 175 basis points over one-month LIBOR, maturing June 1, 2020.

(g)
Represents apartment revenues (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015, based on historical operations of the previous owner. Subsidy income received in rental income, is amortized, on a straight line basis over the subsidy period. The following is a summary of pro forma apartment revenues for the year ended December 31, 2015 (in thousands):

Rental income	$5,975
Other income	466
Total apartment revenues	$6,441

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)
For the Year Ended December 31, 2015

(h)
Represents apartment expenses (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2015. Operating, maintenance and management expenses and real estate taxes and insurance expenses are based on historical operations of the previous owners. The following is a summary of pro forma apartment expenses for the year ended December 31, 2015 (in thousands):

Operating, maintenance, and management	$1,371
Real estate taxes and insurance	1,524
Total office expenses	$2,895

(i)
Represents adjustments to depreciation and amortization expense for the year ended December 31, 2015 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 40-year life, 20 years for site improvements and two to five years for furniture, fixtures and equipment. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. Amortization expense on the subsidy asset is recognized using the straight-line method over the subsidy period.

(j)
Represents interest expense and loan fee amortization expense incurred on a $72.1 million mortgage loan secured by the Lofts at NoHo Commons, which bears interest at a floating rate of 266 basis points over one-month LIBOR, maturing December 1, 2019.

(k)	Represents the portion of loss allocated to the JV Partner.

(l)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s initial public offering used to complete the acquisitions were raised as of January 1, 2015 and KBS SOR II received a gross offering price of $10.00 per Class A share.